                                                                  EXHIBIT 10.19


                        STOCK OPTION EXTENSION AGREEMENT
                    FOR STOCK OPTIONS GRANTED PURSUANT TO THE
                  LANGUAGEWARE.NET CEO SHARE OPTION PLAN (1999)


         AGREEMENT made as of October 17, 2000, by TODD OSETH, hereinafter referred to as "Option Holder", and LanguageWare.net, hereinafter referred to as the "Corporation".

         WHEREAS, pursuant to its CEO Share Option Plan (1999) (the "Plan") the Corporation has previously granted options to Option Holder to purchase 1,812,000 ordinary shares of the Corporation, NIS $0.01, ("Options") all which are fully vested and 1,000,000 of which are exercisable at $0.160 per share and 812,000 of which are exercisable at $0.344 per share;

         WHEREAS, Option Holder resigned from the Corporation effective as of September 29, 2000 ("Termination Date"); and

         WHEREAS, the Plan provides that all of the Options will expire ninety
(90) days after the Termination Date unless exercised by Option Holder prior to that time; and

         WHEREAS, the parties hereto desire to extend the period of exercise of the Options until September 29, 2001 pursuant to the terms and conditions of this Agreement.

         THEREFORE, in consideration of the promises contained herein and the benefits to be derived herefrom, the parties agree as follows:

Terms of Plan/Options to Govern. All provisions of this contract and the rights of the Option Holder hereunder are subject in all respects to the provisions of the Plan which are hereby incorporated by this reference and made a part of this agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. Except as modified by this Agreement, the terms of the Options previously granted and the terms of the Plan shall continue to govern the Options and the rights of the Option Holder.

         2. Extension of Right to Exercise.

         a. During the period beginning on the Termination Date and ending on the six (6) month anniversary of the Termination Date, no Options shall be exercisable by the Option Holder.

         b. Beginning on March 29, 2001, the Options shall be exercisable in the following amounts during the following periods:

         Period of Exercise                          Options Exercisable
         ------------------                          -------------------
         March 29, 2001 - April 29, 2001:            300,000 options
         April 30, 2001 - May 29, 2001:              300,000 options
         May 30, 2001 - June 29, 2001:               300,000 options
         June 30, 2001 - July 29, 2001:              300,00 options
         July 30, 2001 - August 29, 2001:            300,000 options
         August 30, 2001 - September 29, 2001:       312,000 options

         Any Options not exercised during the respective periods set forth shall immediately expire and be forever forfeited. For example, if between March 29, 2001 and April 29, 2001 Option Holder exercises 200,000 Options, 100,000 Options shall immediately expire on April 30, 2001.

         c. Notwithstanding the foregoing, in the event the Corporation shall not be the surviving corporation in any merger, consolidation, or reorganization (except any such transaction consummated solely for the purpose of changing the domicile of the Corporation) or in the event of the acquisition by another corporation of all or substantially all of the assets of the Corporation and if such surviving, continuing, successor or purchasing corporation does not agree to assume or replace the Options, or in the event of the liquidation or dissolution of the Corporation, the Options shall become immediately exercisable to the extent of all of the aggregate number of shares subject to this Option not having been previously exercised or expired for a period commencing 30 days immediately prior to and ending on the day immediately prior to such merger, consolidation, reorganization or acquisition of all or substantially all of the assets of the Corporation, or the liquidation or dissolution of the Corporation, but in no event later than September 29, 2001.

         d. The Options may be exercised only by Option Holder during his lifetime, and may not be transferred, assigned, pledged or hypothecated in any way, except by a will of Option Holder or by the laws of descent and distribution, and such Options shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Options, or of any right or privilege conferred hereby, contrary to the provisions of the Plan and this Agreement, or upon the levy of any attachment or similar process of the Options, right or privilege, the Options shall immediately become null and void.

         e. Option Holder shall give written notice by providing a "Notice of Exercise" attached hereto as Exhibit A to the Corporation of his intent to exercise any Options subject to the Plan and this Agreement. The Notice of Exercise properly completed, accompanied by the total exercise price in certified funds, shall be sent to the Corporation's principal offices located at 102 South Tejon Drive, Suite 320, Colorado Springs, Colorado 80903, Attn. Tom Foster, CFO.

         f. The exercise of any Options is contingent upon the receipt by the Corporation of US dollars in certified funds in an amount equal to the full exercise price of the shares being purchased.

         g. Option Holder shall have no rights as a shareholder with respect to any shares of stock subject to an Option prior to the date of issuance to him of a certificate or certificates for such shares.

3. Release of Claims. Option Holder does hereby for himself, his heirs, personal representatives and assigns, release and forever discharge the Corporation from any and all claims, demands, and causes of action of any nature whatsoever which exist as of the date hereof, whether known or unknown.

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4.       Notices. Any notice to the Corporation required to be made under the terms of the Agreement or under the terms of the Plan shall be addressed to the Corporation at 102 South Tejon Drive, Suite 320, Colorado Springs, Colorado 80903, Attn. Tom Foster, CFO, and any notice required to be made to Option Holder under the terms of the Agreement or under the terms of the Plan shall be addressed to him at:

              Todd Oseth
              110 Sierra Vista
              Colorado Springs, CO 80906

5. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado.

         IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.


                                   OPTION HOLDER:


                                   By: /s/ Todd Oseth
                                      ------------------------------------------
                                   Todd Oseth


                                   LANGUAGEWARE.NET (COMPANY) LTD.


                                   By: /s/ Fred A. Snow
                                      ------------------------------------------
                                      Fred A. Snow, Chief Executive Officer

                                  EXHIBIT A TO
                          CEO SHARE OPTION PLAN (1999)
                               NOTICE OF EXERCISE

The undersigned, the holder of Options granted by LanguageWare.net (Company) Ltd., hereby irrevocably elects to exercise the purchase rights represented by such Options.


I would like to exercise:

                                         PER SHARE              TOTAL AMOUNT
GRANT DATE         # OF SHARES         EXERCISE PRICE         (SHARES X PRICE)

----------         -----------         --------------         ----------------

----------         -----------         --------------         ----------------

----------         -----------         --------------         ----------------

----------         -----------         --------------         ----------------

I herewith tender in payment for such Ordinary Shares the amount of $___________ in U.S. dollars by cashier's or certified check made payable to LanguageWare.net (Company) Ltd., all in accordance with the terms of the option grant, and request the shares be issued as one certificate for ___________________ shares and registered in my name as shown below.


-------------------------------------------------------------------------------

My social security number is: ____________-________-_______________

My name and address is (please print):

       (Full Name)
                  -------------------------------------------------------------

         (Address)
                  -------------------------------------------------------------

(City, State, Zip)
                  -------------------------------------------------------------

----------------------------------------           ----------------------------
        (Signature of Optionee)                               (Date)